                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  ANNUAL REPORT
                                DECEMBER 31, 1996

TO OUR SHAREHOLDERS,

     In the fourth quarter of 1996, we experienced one of the most breathtaking rallies in stock market history. Investors saw the Clinton victory, combined with the Republicans retaining control of Congress, as the best of all possible worlds and poured money into equities. Blue chip stocks led the post-election charge, with the Standard & Poor's 500 Index (S&P 500) and the Dow Jones Industrial Average (DJIA) surging to record levels. This strong fourth quarter capped a second great year for U.S. equities, concluding one of the best two-year periods in history.

INVESTMENT PERFORMANCE

     For the fourth quarter ended December 31, 1996, The Gabelli Asset Fund's total return was 4.5%. The Value Line Composite and Russell 2000 Indexes gained 5.3% and 4.1%, respectively over the same period. The S&P 500 was up 8.3%. Each index is an unmanaged indicator of stock market performance. For the twelve months ended December 31, 1996, the Fund returned 13.4%. The Value Line Composite and Russell 2000 advanced 13.4% and 14.8% for the year; the S&P 500 returned 23.0% for the year. While we beat our long-term goal of adding ten percent real to the portfolio, the results were admittedly dull.

     For the five-year period ended December 31, 1996, the Fund's return averaged 14.6% annually, versus average annual returns of 15.3%, 15.6% and 15.2% for Value Line Composite, the Russell 2000 Index and the S&P 500, respectively.

     For the ten years ended December 31, 1996, The Gabelli Asset Fund achieved a total return of 327.4%, which equates to an average annual return of 15.6%, as compared to 15.3%, 12.9% and 12.4% average annual returns over the same time period for the S&P 500, Value Line Composite and Russell 2000, respectively. We believe that the future will again witness our ability to attain and exceed our long-term goal of ten percent real.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                  THE GABELLI ASSET FUND AND THE S&P 500 INDEX

                                3/3/86     12/86    12/87      12/88      12/89
Gabelli Asset Fund     $10,000  $11,280  $13,107  $17,184    $21,686
S&P 500 Index          $10,000  $10,930  $11,487  $13,383    $17,612

                                 12/90     12/91     12/92       12/93     12/94       12/95      12/96
Gabelli Asset Fund      $20,602  $24,331  $27,956   $34,051  $34,017  $42,530  $48,229*
S&P 500 Index           $17,066  $22,271  $23,384   $25,746  $26,081  $35,884  $44,137

*Past performance is not predictive of future performance.

     Since its inception on March 3, 1986 through December 31, 1996, the Fund has had a total return of 382.1%, which equates to an average annual return of 15.6%. As of December 31, 1996, the Fund's total net assets were nearly $1.1 billion.

INVESTMENT RESULTS (a)
----------------------------------------------------------------------------------------------------------------
                                                                  QUARTER
                                               ---------------------------------------------
                                                 1ST          2ND         3RD          4TH           YEAR
                                                 ---          ---         ---          ---           ----
1996: Net Asset Value..................        $27.44       $28.09      $27.92        $26.42        $26.42
      Total Return.....................          6.6%         2.4%       (0.6)%         4.5%         13.4%
----------------------------------------------------------------------------------------------------------------
1995: Net Asset Value..................        $23.84       $25.10      $26.76        $25.75        $25.75
      Total Return.....................           7.3%         5.3%        6.6%          3.7%         24.9%
----------------------------------------------------------------------------------------------------------------
1994: Net Asset Value..................        $22.63       $22.36      $23.56        $22.21        $22.21
      Total Return.....................          (2.9)%       (1.2)%       5.4%         (1.2)%        (0.1)%
----------------------------------------------------------------------------------------------------------------
1993: Net Asset Value..................        $21.10       $22.10      $23.63        $23.30        $23.30
      Total Return.....................           6.1%         4.7%        6.9%          2.5%         21.8%
----------------------------------------------------------------------------------------------------------------
1992: Net Asset Value..................        $19.04       $18.91      $19.02        $19.88        $19.88
      Total Return.....................           6.0%        (0.7)%       0.6%          8.5%         14.9%
----------------------------------------------------------------------------------------------------------------
1991: Net Asset Value..................        $17.36       $17.36      $17.90        $17.96        $17.96
      Total Return.....................          11.1%         0.0%        3.1%          3.2%         18.1%
----------------------------------------------------------------------------------------------------------------
1990: Net Asset Value..................        $16.48       $16.81      $15.21        $15.63        $15.63
      Total Return.....................          (4.5)%        2.0%       (9.5)%         7.8%         (5.0)%
----------------------------------------------------------------------------------------------------------------
1989: Net Asset Value..................        $16.46       $18.01      $18.73        $17.26        $17.26
      Total Return.....................          12.0%         9.4%        4.0%         (1.0)%        26.2%
----------------------------------------------------------------------------------------------------------------
1988: Net Asset Value..................        $13.49       $14.62      $14.94        $14.69        $14.69
      Total Return.....................          14.4%         8.4%        2.2%          3.5%         31.1%
----------------------------------------------------------------------------------------------------------------
1987: Net Asset Value..................        $12.97       $13.93      $14.66        $12.61        $12.61
      Total Return.....................          19.6%         7.4%        5.2%        (14.0)%        16.2%
----------------------------------------------------------------------------------------------------------------
1986: Net Asset Value..................        $10.44       $11.21      $11.29        $11.28        $11.28
      Total Return.....................           4.4%(b)      7.4%        0.7%         (0.1)%        12.8%(b)
----------------------------------------------------------------------------------------------------------------

---------------------------------------------
                                                                      DIVIDEND HISTORY
AVERAGE ANNUAL RETURNS - DECEMBER 31, 1996(a)      -----------------------------------------------------
---------------------------------------------      PAYMENT (EX) DATE  RATE PER SHARE  REINVESTMENT PRICE
                                                   -----------------  --------------  ------------------
1  Year............................... 13.4%       December 31, 1996         $2.770           $26.42
5  Year............................... 14.6%       December 29, 1995         $2.000           $25.75
10 Year............................... 15.6%       December 30, 1994         $1.056           $22.21
Life of Fund (b)...................... 15.6%       December 31, 1993         $0.921           $23.30
                                                   December 31, 1992         $0.755           $19.88
---------------------------------------------      December 31, 1991         $0.505           $17.96
                                                   December 31, 1990         $0.770           $15.63
                                                   December 29, 1989         $1.278           $17.26
                                                   December 30, 1988         $0.775           $14.69
                                                   January 4, 1988           $0.834           $12.07
                                                   March 9, 1987             $0.505           $12.71

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the
Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on March 3, 1986.
----------------------------------------------------------------------------------------------------------------

WHAT WE DO

     We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.
                                                            [Triangle Graphic]
     In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

BARRON'S 1997 ROUNDTABLE

     We thought we would share with you excerpts from BARRON'S 1997 Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.
--------------------------------------------------------------------------------

                           ---------------------------
                                    BARRON'S
                                   ROUNDTABLE
                                       *
                                 MARIO GABELLI
                               ARCHIE MACALLASTER
                                   JOHN NEFF
                                  MARC PERKINS
                                 MICHAEL PRICE
                                   JIM ROGERS
                                 OSCAR SCHAFER
                             CARLENE MURPHY ZIEGLER
                                  FELIX ZULAUF
                           ---------------------------
                      (the following has been excerpted:)

                                 PLAYING THEMES
           OUR PANELISTS SCOUR THE GLOBE FOR UNDERAPPRECIATED STOCKS

Barron's 1997 Investment Roundtable features an avalanche of ideas - mega-cap and micro-, foreign and domestic, straight equity and derivative - about profitable ways to engage with the markets this year. This second of three Roundtable installments is a distillation of the mid-section of our marathon Jan. 6 gabfest. And it's dominated by the four panelists we put on the stockpicking hot seat during that stretch: Felix Zulauf, Mario Gabelli, Carlene Ziegler and Mike Price (in the order that we grilled them). But it includes, too, considerably more than two cents' worth of (frequently contrary) opinions from the other five stalwarts who graced the table.

     The stocks Felix, Mario, Carlene and Mike came prepared to talk about range from a play on the Polish economy (no kidding) to a little company that's tearing up the ski slopes; from restructuring stories to consolidation dreams. Then there's Mario's "Hall of Shame," and even one single solitary short - but it does encompass an entire market.

     So what are they? For all the juicy details, read the Q&A that follows these brief bios of the knights of the Roundtable who take their stockpicking turns in this issue.

                                                            - KATHRYN M. WELLING
MARIO GABELLI: Iconoclastic, irrepressible, ingenious and indefatigable. The erstwhile auto analyst from the Bronx is chairman
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
and chief investment officer of Gamco Inc., the money-management firm otherwise known as Gabelli Asset Management. Mario is also chairman of Gabelli Funds Inc., the adviser to the Gabelli family of mutual funds.

PART 1:  OUTLOOK ON THE ECONOMY AND STOCK MARKET

Q:  Mario, what kind of economy do you see?

GABELLI: Oh, 1997 should be another good year, with GDP up about 2% to 3%. We talked a year ago about seeing the early part of a global recovery in '97, but that seems a little further off now. Still, with the currency changes taking place, you could see a pretty decent economy in the second half in Germany and France. Hungary, Poland, the Czech Republic are reasonably strong. Latin America's reasonably good. Southeast Asia, ex-Japan, and the 3.5 billion new consumers around the world, have a pretty good appetite for American goods. Overall, the export side of the house - even with the recent strength of the dollar vis-a-vis the yen and the mark - should be decent. The outlook for '98 is not clear. But for '97, I'm in the 2% inflation camp, trickling up to 3% to 3 1/2% by year-end, and I see long interest rates backed up to a level of stability around 6 3/4% to 7 1/4%.

Q: Everyone always says that.

GABELLI: No. A year ago, long rates were 6.05%, and I argued they would back up to 6 1/2% to 6 3/4% - as they have.

Q: Mario, what's in store for the stock market?

GABELLI: I don't see the market helped by rate changes. Profits, I see up 7%, more or less. So I don't see any gremlins there, though I watch for them. Earnings surprises are clearly the wild card for the market. Valuations are not outrageously high. The flow of funds is incredibly positive. The net inflow into mutual funds in '96 was about $200 billion, compared with $100 billion net in '95. Corporate buybacks announced were about $130 billion in '96. Only completed about $30 billion. But even that is a big number. Corporate dividends were about $100 billion. There are a couple of other elements. The buying of U.S. stocks by non-U.S. holders I see accelerating. So I see the money flow into mutual funds continuing, though it's hard to make the case that it will go up at a higher incremental rate.

     But the big number is not any of those. It is acquisitions. In 1996, we announced $1 trillion on a global basis, $659 billion in the U.S. So whatever we see in mutual fund inflows, dividends, buybacks, net foreign investments will be a paltry number relative to transactions, many of which are for cash.

Q: Isn't that circular? One reason you've had this M&A boom is that the stock market is so high. If it were to drop off for some reason, mergers would, too.

GABELLI: No. In 1995, there were $200 billion in cash deals, retiring shares and putting cash in investors' hands. In 1996, I don't have the final number. Counterbalancing that, last year there was about $48 billion raised in IPOs, which take cash out of the market and put shares in. And another big chunk of cash left the U.S. in '95 to go into foreign markets. But that is a loop. In 1997, that flow of funds is still going to be enormously powerful. Deals will be at an all-time record. Whether, as you saw Gillette do with Duracell, paper will be swapped for paper, or whether cash is exchanged for paper, it's all recycled. I would guess the entire world did $1.2 trillion worth of deals in 1996. In 1997, you are going to see more Boeing/McDonnells. Megadeals like Philip Morris buying Pepsi-Cola. American Express and someone. GTE buying British Telecom.

Q: In any event, is your point that this is going to keep the stock market going up?

GABELLI: Let me keep going. I don't think 1997 is going to be a year in which "three-peats" happen. The Lakers and the Celtics and the Bulls may have been able to do it. But I don't think the market is going to make it three championship seasons in a row. So 1997, even with its powerful flow of funds, will not see another big uplift. However, in light of the powerful flow of funds and all the deal activity, it's going to be a fertile year to get in front of themes like the consolidations in certain industries.

Q: Utilities?

GABELLI: They're one example. Banks. Brokers. Money managers. There's an incredible consolidation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
going on in the money-management business!

Q: Does lightning strike twice?

GABELLI: Hit me!

Q: So it will be a terrible market year except for investors?

GABELLI: I didn't say "terrible." I am not where John is, down 15% to 20%.

NEFF:  I said zip, though, for the year.

GABELLI: That's where I am, as well, for the whole year. More volatility in the market. The flow of funds is so powerful that it doesn't allow a material downdraft from here. At the same time, the places you make money are in spinoffs, split-ups, corporate transactions. On March 14, 1994, when GE went after Kemper, I said that signaled a third wave of takeovers. Each year since, we have seen progressively more, and 1997 is going to be the year of the global behemoths. Scale economics on a global basis are at work. When you see British Telecom buying MCI and then you see GTE thinking about buying British Telecom, it's just phenomenal. The Boeing/ McDonnell Douglas and Gillette/Duracell are just a taste of what you will see. And when you have a stock that's up 20 points in a day, you're going to say, "Hey, what else can I buy that's going to be bought?" You are going to have all the speculative fervor of 1986-87, or 1968-69. Whenever Charlie Bluhdorn was around and Jimmy Ling.


PART 2:
GABELLI TALKS STOCKS

     In the 'Nineties, one of the themes is consolidation. That is, to buy a fragmented industry, get the benefit of synergistic dynamics at work. Eliminate overhead. Use scale economics in the financial and operating areas. We've talked in years past about consolidations in the banks, the brokers, the broadcasters. I added to that the defense industry, the Baby Bells and utilities a year ago.

     Another area I've been looking at is supermarkets. I want to recommend a couple today. Just as a backdrop, Royal Ahold bought, from Kohlberg Kravis Roberts, Stop & Shop. Paid 8 1/2 times EBITDA [earnings before interest, taxes, depreciation and amortization]. Vons is merging into Safeway at 10.1 times. Food Lion just bought Kash 'n Karry. A whole bunch of deals. KKR bought 90% of Bruno's. And so on. The two I am going to recommend today are GIANT FOOD and DELCHAMPS. Giant Food has 60 million shares. The symbol is GSF.A. on the Amex. The stock closed around 35. That is a $2 billion market cap. They have 174 supermarkets in the Baltimore-Washington, D.C., area. Revenues of about $4 billion. The balance sheet is over-financed. They have about $250 million cash, about $170 million total debt, which is primarily capitalized leases. They own 17 of the shopping centers they operate. They have equity interests in four others. Without factoring in a strike they're involved in, earnings for this February year will be about $1.80, up from $1.72. Growing at glacial speed.

Q: That implies a pretty decent P/E, if the stock is at 35.

GABELLI: Here is the story: A U.K. company, J. Sainsbury, had 9.8 million shares. They just bought two million more from Israel Cohen's estate. I can see earnings accelerating to $1.95-$2.20. The management is marching to a different drummer. They should use the balance sheet to leverage up, do many of the things that KKR would do. I don't think they will. Henry Kravis should be sniffing around at this deal. Sainsbury owns 20%-plus. I think they are going to come in and take out the balance. The takeout price is somewhere between $42 and $52.

MACALLASTER: That's an enormous price.

GABELLI: Only 8.4 times EBITDA. They dominate their market. Their margins are terrific. Extremely well-run. They have $500 million of excess capital. My own sense is that the family did a disservice to themselves and shareholders by not taking the block of stock they sold to Sainsbury and selling it to KKR, to create an auction. They got lousy investment-banking advice. They should invite Henry in. He has a new fund, knows this business.

SCHAFER: What percentage do you own?

GABELLI: There is no vote. The voting stock, all 125,000 shares, is controlled by four trustees. But everybody gets the same price as that stock. We own two million shares out of 60 million. Not a big number.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACALLASTER: There are 60 million shares outstanding?

GABELLI: 59.5 million - for you, 60. The next company I'm recommending is Delchamps. The stock is 20. The symbol is DLCH. It's in Alabama, approximately 119 locations. The book is around $16 a share. A very good balance sheet. It's selling at about 4.8 times EBITDA. Takeout value of $35-$45.

MACALLASTER: They won't sell out, will they? Haven't they turned down two bids?

GABELLI: You're going back five-seven years. The Delchamps family has migrated two generations since then.

MACALLASTER: Two generations in five years? Talk about fast-forward!

GABELLI: Archie, 46% of the stock is held by - just punch out your 13F.

MACALLASTER: They were bid $26 for this company some years ago.

GABELLI: A&P bid in the low 30s. They brought in some investment bankers, said it was not enough. Or they just didn't want the deal, they were going to do it themselves. They screwed up, then changed management. I meant, there is a second generation of management, not of the Delchamps.

MACALLASTER: A lot of employees own this stock, too.

GABELLI: Forty-six percent is held by four institutions. If someone comes knocking at the door this time -

MACALLASTER: They'll have a vote.

Q: Do you know which four?

GABELLI: I happen to know which four institutions they are. You're




--------------------------------------------------------------------------------
                                GABELLI'S PICKS
--------------------------------------------------------------------------------

                                                                  PRICE
COMPANY                   SYM.                EXCH.               1/6/97
--------------------------------------------------------------------------------
GIANT FOOD                GFSA               ASE                  35 1/8
--------------------------------------------------------------------------------
DELCHAMPS                 DLCH               NNM                  20 1/4
--------------------------------------------------------------------------------
GC COS.                   GCX                NYSE                 36 1/4
--------------------------------------------------------------------------------
CURTIS-WRIGHT              CW                NYSE                 49 5/8
--------------------------------------------------------------------------------
JACKPOT ENT                 J                NYSE                  9 7/8
--------------------------------------------------------------------------------
ROLLINS INC.               ROL               NYSE                 19 1/2
--------------------------------------------------------------------------------
GREIF BROS                GBCOA              NNM                  28 5/8
--------------------------------------------------------------------------------
BHC COMM                   BHC               ASE                 102 3/8
--------------------------------------------------------------------------------
GRAY COMM                  GCS               NYSE                 19 1/4
--------------------------------------------------------------------------------
BELDING HEMIN              BHY               NYSE                  2 1/4
--------------------------------------------------------------------------------
TYLER                      TYL               NYSE                  1 7/8
--------------------------------------------------------------------------------
CORE MATERIALS             CME               ASE                   2 17/16
--------------------------------------------------------------------------------
GENERAL HOST               GHN               YSE                   2 5/8
--------------------------------------------------------------------------------
RAYTECH                    RAY               NYSE                  4 3/8
--------------------------------------------------------------------------------
THOMAS IND                 TII               NYSE                 21 1/8
--------------------------------------------------------------------------------
AZTAR                      AZR               NYSE                  7 3/8
--------------------------------------------------------------------------------
GOULDS PUMPS               GULD              NNM                  24
--------------------------------------------------------------------------------
QUAKER OATS                OAT               NYSE                 38 1/8
--------------------------------------------------------------------------------
INT'L FAMILY ENT           FAM               NYSE                 16 5/8
--------------------------------------------------------------------------------
BET                        BTV               NYSE                 29 1/2
--------------------------------------------------------------------------------
LIBERTY  MEDIA            LBTYA              NNM                  28 3/8
--------------------------------------------------------------------------------
HSN                        HSNI              NNM                  23
--------------------------------------------------------------------------------
VIACOM                     VIA               ASE                  34
--------------------------------------------------------------------------------
TIME WARNER                TWX               NYSE                 37 1/4
--------------------------------------------------------------------------------
SOUTHWEST GAS              SWX               NYSE                 19 1/4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 "HALL OF SHAME"
--------------------------------------------------------------------------------
                                                                  PRICE

COMPANY                   SYM.               EXCH.                1/6/97
--------------------------------------------------------------------------------
SANTA ANITA               SAR                NYSE                 26 7/8
--------------------------------------------------------------------------------
KERR GROUP                KGM                NYSE                  2 1/2
--------------------------------------------------------------------------------
MEDIA GENERAL             MEGA               ASE                  30 1/2
--------------------------------------------------------------------------------


seeing about a 30% stake at this end of the table. You know, the number of transactions taking place, the locations they are in, the fact that people like Albertson's are looking in the area, it makes a lot of sense. Those are my two takeout food plays for individuals who want to make a return.

MACALLASTER: You never did say what this $20 stock earned.

GABELLI: Not enough. They're just going through a restructuring. Earning 68 cents a share from continuing operations.

Neff: Why is this worth so much?

GABELLI: Cash flow. I'm going to give you a bunch of stocks in discrete industries, but all have one common characteristic: a lot of cash. The first is GC COS., symbol GCX, the old General Cinema. Harcourt spun it off to their shareholders. The stock closed last week [Jan. 3] at 35. There are 7.8 million shares; fiscal year ends October. They operate theaters, 1,159 screens in 189 locations. The company has about $10 a share in cash, no debt. They have $50 million invested in venture capital, where their record has been lackluster. They will sell a deal, take writeoffs and obfuscate all of the values. EBITDA in the theater business is about $40 million. You could probably sell those theaters today for $320 million-$480 million. The company announced a major change in direction within the last month or so: They are going to buy back one million shares. This is a classic value investment.

Q: The stock hasn't done much, has it?

GABELLI: No, it's traded between 28 and 40. Full disclosure: I own a million shares and I'm nibbling at it; constantly buying.

      CURTISS-WRIGHT. An aircraft-parts manufacturer that was going nowhere, liquidating. That changes, obviously, with the Boeing-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

McDonnell Douglas merger; obviously, with the growing backlog of airplane orders
- they are a vendor of choice on the 737-700, on a lot of the new products coming along. They are specified for the F22, the next generation of fighter aircraft. The reason I'm recommending it: There are five million shares, $70 million in cash; that's $14 a share. No debt. Substantial real-estate holdings, like a tw o-million-square-foot building down in New Jersey that is rented out. Earnings will be around $3.50-$4. They should do $7-$8 in earnings by 2000. Basically, it is positioned to become a part of the consolidation play. The third company is located in Las Vegas, JACKPOT ENTERPRISES. The stock is $10, with 9.4 million shares out, a $94 million market value. Again, no debt. About $45 million in cash - $42 million at the last 10Q. Book equity of $65. Basically, instead of cigarette machines on a route, they operate slots. You go into a supermarket, in a little corner you sit down and pull the slots. They do approximately $16 million of EBITDA and a consolidation is going on. The fellow who runs Jackpot, D.R. Kornstein, is looking for a bunch of acquisitions and will probably pull it off.

Q: Mario, that's very interesting, obviously. What do you think about cable?

GABELLI: My next company is ROLLINS - I'll get to cable later. Rollins has 35 million shares. The stock is 19, symbol is ROL. Two businesses. One is Orkin Pest Control, the other is burglar alarms, Rollins Protective. They have $113 million in cash, almost $3 a share, no debt. The alarm business is consolidating. Theirs is probably worth $150 million. They can't run it. They should sell it. That's another four bucks. You are going to wind up with about $7 in cash. The remaining business, Orkin, they've done a lousy job of running, day-to-day. It'll probably earn 80 cents this year, but should in theory earn $1.20-$1.50. They should sell the company.

ZEIGLER: Mario, what's their revenue in burglar alarms?

GABELLI: Sixty million dollars, $5 million a month. So they go for 30 times monthly revenues, the going rate; $28-$35 is the sellout price. Others in the business are Westinghouse -- Pittston-Brinks is probably the best pure play, though I'm speculating a little bit in ADT at the moment. Next, GREIF BROTHERS. It's a perennial, biannual. In everyone's value portfolio. Greif has a new management. This guy is terrific. Mike Gasser is energizing all the lazy assets. Just stay on board.

NEFF: You're stealing Phil Carret's stock.

GABELLI: I was there before him.

Neff: He was 100 in November. Not likely.

GABELLI: I knew Carret when he was young. Don't tell me you knew Carret!

MACALLASTER: Did you know Clarence Barron, too?

GABELLI: There are 21 million shares. The stock is at 28. A $580 million market cap; $70 million in cash, or three bucks a share.

ZIEGLER: What do they do?

GABELLI: Be patient. They have $400 million of land value in the South. Very good land where trees do grow at night, Oscar. They have operating earnings from two businesses. They are the largest container manufacturer in the U.S. All types. They also have a corrugated plant down in Virginia, Virginia Fiber - and OCC [old corrugated containers] is an important part of their ingredient costs. That business is, on a normalized-earnings basis,worth about $25 a share. In all, about $50 or $55 in value.

Q: What's wrong with the stock?

GABELLI: OCC. Earnings have come down substantially.

ROGERS: Read last week's installment, you'll know.

SCHAFER: This is the opposite of Stone Container. Linerboard prices coming down has really hurt them.

MACALLASTER: There's no market in the stock, either, unless you are a seller.

SCHAFER: It is very thin.

GABELLI: No, I'm a buyer of the stock. Have been for seven years.

     One last company in this cash camp, which will segue into an area that you might have an interest in. I'm going to talk about BHC COMMUNICATIONS. Stock is at 100, on the Amex. There are 23.9 million shares outstanding - 24 million for Archie. That's a $2.4 billion market cap. What you get is a company with $1.3 billion in cash, no debt. A company that owns three television stations, in L.A., New York and
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Portland, probably worth another $1.2 billion. Then they own five million shares of United Television Inc., which sells at 87. So, marked to market, that's another $500 million. Marked to model.

Q: Marked to what?

ROGERS: To valuations he made up in his model.

GABELLI: Marked to my model of the value of the business, based on what would be paid by a company that wanted to buy the entire enterprise, the company is worth $130 million more than market.

MACALLASTER: Herb Siegel [chairman and CEO] is never going to sell.

GABELLI: My point is, you get their network for free. They own a half-interest - and Paramount Television Group owns the other - in the United Paramount Network, UPN, which is the fifth network, or fourth or sixth, depending on who's counting, but most likely the fifth or sixth. That network, if it works, could have substantial value down the road. So BHC is attractive. That leads me into the consolidation in the broadcasting industry. Last year, we talked about three broadcasters. They were taken over. This year, I'll just talk about one in a little more detail, GRAY COMMUNICATIONS SYSTEMS. Gray operates in what I call "Bubba country," Lexington and Hazard, Ky.; Augusta, Albany and Thomasville, Ga.; Panama City and Tallahassee, Fla.; and Knoxville, Tenn. There are 8.1 million shares. It's run by two outstanding value managers. The stock is 17 1/2. Earnings for 1997 should be 55 cents. They go to 90 cents, $1.25, $1.65. By 2000, the company will have only $140 million of debt. They will have a private-market value - marked to model based on a terminal multiple for both its newspapers and TV stations - of about $60 a share. I'm buying as much as I can.

Q:  What's the cash flow?

GABELLI: Substantial. EBITDA in 1997 is $40 million, by the year 2001 it goes to $55 million.

Q:  Do you have another stock, Mario?

GABELLI: I was just warming up. Those were my teasers. I have five companies that sell at $2 each that could be deals. First one is BELDING HEMINGWAY. The stock is $2.25. There are 7.5 million shares. A spinoff from the Noel Group. They have threads, buttons. They're in the process of selling the thread business. This will become a pure play on buttons.

Q: Threadbare.

GABELLI: Pro forma for this deal, they will have no debt. The preferred will be taken out. They'll have $5.5 million of EBITDA, or about $3 million after-tax. They'll earn 50 cents.

MACALLASTER: That's a lot of buttons.

GABELLI: They dominate the business. Margins are like 25%. The problem is, it's not a big business.

PERKINS: At $2.25, that's a $20 million market cap.

GABELLI: Be patient, Marc. If you want a smaller-cap, I'll get there. TYLER CORP. is at $2; 20 million shares out. By the way, both of these are on the NYSE. When you see the annual report, you'll see a buck in cash, no debt. They have two operating business. The auto parts, I could sell for them at a buck a share. They have another business, kind of silly. They paid $4 a share for it and it's worth a buck. They're going to sell it. An incentives business. Tyler is attracting a lot of entrepreneurially oriented managers. It's worth a look-see.

     Another company along this line, hitchhiking on what John said [in last week's installment], is CORE MATERIALS. The stock sells at 2 1/4. They just bought from Navistar all of their fiber-glass business - panels, sheets, etc. About $65 million of revenues. They paid $25 million in cash and 4.5 million shares. So Navistar now owns 4.5 million of the 9.5 million shares. There is a $33 million NOL [net operating loss carryforward]. Pro forma they should earn around 50 cents a share in 18 months.

     Another $2-$2.50 stock is GENERAL HOST, which operates Frank's Nursery & Crafts. Harris Ashton has done a poor job of running the company. They have 170-odd Frank's. The aging population, the right locations, everything is right. Sears Roebuck should look at this one.

     The final one is very speculative, trades at $4.

Q: What are these $2 numbers, longs?

NEFF: Solid investments.

GABELLI: Long-term warrants.
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                                       9

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RAYTECH CORP. Remember Raymark Industries and asbestos and 20 years of litigation? Raytech sells at $4, there are three million shares. They are at the tail end of long litigation over a whole series of issues. It'll report $4.50, fully taxed, for '96. Big Board-listed. Will earn more in 1997.

ROGERS: Wait a minute. The stock sells at 4 and they'll earn $4?

GABELLI: $4.50. You didn't listen. The symbol is RAY. The obvious question is the litigation, still going on, with regard to successor liability. Does the company that exists today, which tried to get out of the asbestos claims, have successor liability? The litigation should wind up in the next 12 months. Assuming the creditors get 80% of Newco, that will take the stock from 4 to 10. If they get less, the stock will go materially higher. I like these ideas, because they are ignored in the world. You can't put any big money in them, so everybody is going to be bored. But if the market is going, as I think it is, from individual investors wanting to buy packaged products to individuals wanting to buy stocks, I want to offer up some low- priced long-term calls.

     Finally, a couple of special situations, one of which is my favorite, down in Louisville, Ky. For you Doubting Thomases on this one, the company is called THOMAS INDUSTRIES. The symbol is TII. The stock is at 21; 10.7 million shares. Two businesses. Outdoor, residential and industrial lighting, with revenues of about $340 million, $24 million of EBITDA and $200 million of assets. Tim Brown, who has been running the company for five years, has done a decent job of taking assets out, growing EBITDA, operating it.

     The part I like, which is where all the values are, is specialty compressors and pumps, particularly oxygen concentrators. The population of the U.S. is graying. The older you get, the more likely you are to have lung problems and need oxygen concentrators. This company has 80% of that market. Overall revenues there are $165 million, EBITDA is $37 million. Combined revenues for 1997, $505 million, and we'll see them march up by 2000 to $650 million. Earnings, $1.25, going to $1.55, $1.85, $2.20, $3. The value is $40 today, $60 in 2000. What I think the company will do, particularly if they read this, is take a piece of their oxygen-concentrator business public. Obtain a Puritan Bennett-type multiple and use that currency for acquisitions. The stock is a very attractive special situation selling at 12 times projected earnings. Decent balance sheet.

     Second special situation, I will hitch on just because I think it's a takeover: AZTAR, which operates the Tropicana and Trop World. There are 45 million shares, the stock is $7. A $300 million market cap. On the Tropicana, they make no money. But it's in one of the best locations in Las Vegas. On Trop World, in Atlantic City, they make about $100 million of EBITDA in a normal year. They have a couple of other small locations. The takeout value is $14-$17. Management should just roll over. They belong in my Hall of Shame. However, for 1997, that's been reserved for three other companies, for more appropriate reasons.

Q: Are you going to talk about cable?

GABELLI: Not yet. Another special situation is GOULDS PUMPS. A wonderful water-technologies business, 21 million shares, $24 stock, $718 million of revenues, of which water pumps are $341 million. They dominate on a global basis; $1.60 in earnings going to $1.85. New management has been there for a couple of years. It is time to sell out and move on. I'll mention cigars. The industry now has four public companies: Ron Perelman took CONSOLIDATED CIGAR public. SWISHER and CARIBBEAN CIGAR just went public. And CULBRO, which is Partagas and Macanudo, the premium cigar business. I've made the argument that if every male between the ages of 25 and 35 smoked one more cigar per week - and one woman out of every 100 started smoking - the industry would grow fourfold.

Q: To say nothing of the Chinese.

GABELLI: Right. Culbro stock sells at 65. There are 4.7 million shares. The company woke up and has decided to take the cigar business, General Cigar Holdings, public in an IPO. They're going to spin off the non-cigar business. As part of the process, they bought a competitor. Culbro also has the rights to Cohiba. This story is very simple. It's pricing power based on shortages. Earnings in '97, $4.

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Q: Have you more?

GABELLI: The last special situation is another I mentioned last year. But it is going to happen. QUAKER OATS. Either he turns it, or the company is sold. Quaker Oats has 135 million shares outstanding. Stock's around 38. Earnings for 1997 will be about $2.75 a share, up from around $1.55 in '96.

Q: Why should profits go up so much?

GABELLI: Snapple is going to be packaged with Gatorade and sold off for $3 billion. They paid $1.7 billion for Snapple, which is worth a buck. Remember what ING did with Barings. If the buyer or the seller is smart, Quaker sells Snapple for a buck. They get a $1.7 billion tax loss, which recovers $700 million in cash on taxes. So I'd give them the $700 million. For Gatorade, they can get 15 times EBITDA in this world. That gives you a total private market value of close to $3 billion.

ROGERS: So why don't they keep it?

GABELLI: Well, I don't think the shareholders of Quaker Oats are going to stay with Chairman W.D. Smithburg much longer, unless he does something. However, I doubt he'd like to sell Snapple for a buck - make the right decision and say, "I made a mistake," then buy back a significant amount of stock. The non-Snapple businesses are reasonably attractive. The company is worth somewhere in the mid-50s.

PRICE: When have you ever seen someone give something away for less than they paid?

GABELLI: Once, twice.

PRICE: When?

GABELLI: In LIN Television in 1979-80, the CEO walked away from his telephone-answering business. In 1983, Herb Siegel walked away from Chris-Craft boats for the tax value. It's absolutely the right thing to do.

PRICE: But they hadn't paid $1.7 billion two years earlier.

GABELLI: Now, to Alan's favorite subject: cable. I want to talk about 3.5 billion new eyeballs, i.e., consumers around the world who have an insatiable appetite for American goods and services.

PERKINS: Are they interactive couch potatoes?

GABELLI: As you know that is a trademark of Gabelli & Co. and you should bow your head when you say it.

Q: Or pay a royalty.

GABELLI: We all know about what happened to cable in 1996: Satellite bloodied the industry. The concern that telephone was going into cable damaged it. Cable stocks, on balance, fell 40%. But let's look at the positives. First, satellite has four million new consumers. Anyone who has a DirecTV views it as an exceptionally attractive product. I bought it for my house in Moose, Wyo. It works. It's fabulous. Easy to use.

GABELLI: That four-million-user delivery system is growing probably 25%-50% a year over the next several years. But DirecTV has to pay for programs. So if you're an INTERNATIONAL FAMILY ENTERTAINMENT with the Family Network, they have to pay you. And, since they don't have nearly as many subscribers as, say, TCI [Tele-Communications Inc.], they pay you a higher-than-average rate. So Family Entertainment is getting 20 cents per set of eyeballs as opposed to 11 cents. Secondly, it's getting incremental growth in eyeballs at an accelerating rate. Enlarging its advertising base. So a Family Entertainment has a powerful uplift to its revenue stream. Family Entertainment, symbol FAM, is run by our dear friends in Virginia. It closed Friday [Jan. 3] up 1 3/8, to $17. And 17 times 48 million shares is an $850 million market value. There's about $140 million of debt. The Family Channel itself had a cash-flow run rate in the fourth quarter of $100 million. So it's selling at 8.5 times. They also own 72% of FiT TV, which is 10% owned by Liberty, 10% by Reebok, and is cash-flow negative. They have a piece of a cable channel in China. They gave up on the Pakistani telephone venture after they read my comments last year in BARRON'S. Have a piece of an equity in Latin America. They got out of their cable channel in the U.K., but took back a 5% stake in the buyer, Flextech PLC, a U.K. company controlled by TCI's TCI International unit. Bottom line: This stock, if they had nothing else, would be worth probably $28-$30 a share. Family Channel's EBITDA margins are growing substantially. They've started originating better programming through MTM Entertainment, their Mary Tyler Moore production company, on Family Channel. That's increasing its penetration. I think the company will be sold. Pat Robinson has a problem. He doesn't want to give up

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the 700 Club, which has a time slot in prime time. The buyer has to find a way to let him not give that up. The second cable programmer I like is Black Entertainment, or BET HOLDINGS. I recommended it at 16. I recommended it at 23. It's 29. This wonderful niche market, Bob Johnson dominates. He's in front of 98% of African-American households in the U.S. He bought back three million shares from Warner. There are 17.5 million outstanding. They had $1.20 in fiscal '96 earnings, the year ends in July. This year they'll do about $1.40-$1.45. They have some start-up ventures, BET On Jazz. It is going cash-flow negative by about $6 million.

     The third company I want to talk about is LIBERTY MEDIA, my favorite in this area. There are 185 million shares; the stock is 28. But they've just announced a 3-for-2 split.

Q: Where did you recommend that last year?

GABELLI: At 29, probably. FAM has also split since last year, I recommended it at the equivalent of 13 1/2. Liberty Media has about $45 of asset values [all figures pre-split]. They converted their ownership of Turner into about 55 million shares of Time Warner. They've announced plans to spin that off to the shareholders. That's about $11 of value in Spinco. So I'm really buying the stock at $28 today minus the $11, or for $17 a share, pre-split. There are 185 million shares, no debt, $300 million in cash. You get 49% of the Discovery Channel, which is one of the best in cable - travels well globally. You get a piece of QVC. A piece of Family, of Black Entertainment. A piece of a whole series of sports networks. The company is buying back its own stock. This is a terrific way to capture eyeballs on a global basis.

     Another company I'm going to recommend is new, HSN INC., symbol HSNI. It's the merger of Silver King Communications, Savoy Pictures and Home Shopping Network, Barry Diller's vehicle for fame and success, or ignominy and defeat. There are about 57 million shares out not including Diller's 10 million options. He is motivated to make this succeed! The stock is trading at 24. There's a 273-page merger document out, you can read it. But there are only two pages you need to read.

Q: You're not going to read it.

GABELLI: I've read it; you can, too.

Q: We meant here.

GABELLI: Only page 141, which has the projections, and page 171, which has the balance sheet. There are a couple of technical issues dealing with their ownership of TV stations. But essentially, I think Home Shopping Network becomes a wonderful vehicle for Barry Diller. I don't have any numbers. It's a $1 billion speculation. The station licenses could have substantial value, if something called duopoly - that is, the one-TV-station-per-market rule is changed. Also a lot of changes could take place in cable because of something called "must-carry," an FCC rule that the Supreme Court is looking at. If duopoly happens and must-carry stays, the stock triples.

Q: And if it's the other way around?

GABELLI: You will have some short-term fluctuations in the stock.

Q: Let me ask, is this going to be home shopping exclusively?

GABELLI: No. Home Shopping has been turned around. They're doing a good job on the basics. Getting more per consumer in terms of fulfillment, cash flow. I'll give you some numbers that are very achievable based on what he created at QVC and what it did: EBITDA in Home Shopping Network in 1996 were estimated at $70 million on $1.1 billion of revenues. They go to $125-$165-$200-$235-$275 million. This will become much more visible when QVC, which Comcast owns, goes public at some point. I think Barry is thinking of creating "city television," something that appeals to the urban viewer, because that's where his stations are. He clearly is one of those gifted individuals who understand in a three-, four-,five-dimensional way, what the viewer wants to see. He has done it at Paramount, Disney, Fox. He is terrific. He's going to do it again, even if he doesn't have scale economies.


Q: What else, dare we ask?

GABELLI: TIME WARNER and VIACOM. Viacom at 35. I think Sumner Redstone sells a piece of the radio stations, or all of them, sells a piece of Blockbuster, focuses on the basic business. It's not a cable play
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                                       12

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but a cable-network play. Time Warner, I can always talk about. With the Turner deal behind them, they will resolve their issues with US West Media and that should work exceptionally well.

     Utilities - I do need to throw in what's going on there - as a consolidation play. I'll just leave you with one name, because of time:
SOUTHWEST GAS. It has 23-24 million shares. Headquartered in Las Vegas. They have gas distribution companies in Las Vegas, Phoenix. They made a questionable acquisition, of a pipeline construction company. The book is around $16 and the takeout value is probably $28-$33. Enormous consolidation going on. I'll stop there.

Q: Are you sure?

ROGERS: Don't ask! They keep finding more.

GABELLI: Just my 1996 Hall of Shame. These are companies in the areas I follow that have done their best to try to disengage shareholders from the value of their enterprises. Either because of their own monetaristic motives, stupidity, hubris. I have three candidates - I had four or five last year and each did something. No. 1 is Santa Anita. I have never seen such - what was the word you used, Jim?

ROGERS: Codswallop.

GABELLI: This one was pure horse droppings. Santa Anita tried to sell the company at $14. We tried to tell them the company is worth $30. Bay Meadows tried to do the same thing at 18, but backed off and the stock today is 40. Santa Anita has a wonderful tax vehicle. Santa Anita and Bay Meadows have the same paired-REIT tax structure. Santa Anita stock today is $26. Management did everything in their power to convince the world that they had the right deal at $14. It was an inside deal, stank to the high paddocks. The second one is Kerr Group, but the management finally got fired, so I have to put them in the Hall of Shame posthumously. The third one is Media General. This one is pure hubris. The stock is $30; it's worth $80.

ROGERS: You're dreaming.

GABELLI: I know. It's worth $80-$120, actually.

MACALLASTER: After a 1-for-3.

GABELLI: No way. They bought Parc Communications and leveraged up the company without adding to EPS or PMV for five years. Lost all flexibility and they belong in the Hall of Shame for that. Tomorrow, they will try and explain it to the world. I doubt they'll do a good job. I think they could lose three directors out of seven and that may get their attention.

SCHAFER: Are there still an A and a B stock?

GABELLI: Yes. The family owns 250,000 shares, which control four of the seven board votes. The A stock, which has 26 million shares outstanding, controls three. All the directors should resign because of what they allowed management to do.

PRICE: Wish you'd never heard of it?

GABELLI: Wait till you go up, Michael. A quarter for your cup. I rest.

Q: Well, thank heavens. I mean, thanks, Mario.


                                                        REPRINTED BY PERMISSION.
                                             The views expressed in this article
                                                  reflect those of the portfolio
                                                  manager as of its writing. The
                                                  manager's views are subject to
                                              change at any time based on market
                                                           and other conditions.

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LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.


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American Express Company (AXP - $56.50 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and travel-related services. Another important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards. Management's objective is virtual parity with bankcard networks. Last July, the company joined forces with Microsoft to start an on-line corporate travel service. Additionally, the company has launched FINANCIAL DIRECT, a financial services operation that provides self-directed, on-line trading. We believe that American Express has been repositioned to enjoy double-digit earnings growth over the balance of this decade.

American Brands, Inc. (AMB - $49.625 - NYSE), based in Old Greenwich, Connecticut, is currently a holding company for five separate business units: international tobacco (Gallaher, the leading tobacco company in the U.K.), distilled spirits (Jim Beam bourbon), hardware and home improvement products (Moen faucets), office products (Acco) and golf products (Titleist and Pinnacle golf balls and Cobra golf clubs). Management has announced its intention to spin-off its Gallaher business unit to shareholders. This should occur during the summer of 1997. After the spin off, American Brands will be renamed Fortune Brands which we estimate should be able to grow earnings about 15% per year. All units are strong cash flow generators and are leaders in their respective fields. Guided by Thomas C. Hays, American Brands has become a focused, marketing-oriented consumer products company.

Chris-Craft Industries, Inc. (CCN - $41.875 - NYSE), through its 76% ownership of BHC Communications, Inc., is primarily a television broadcaster. BHC owns and operates UPN-affiliated TV stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 58% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. BHC had owned 100% of United Paramount Network (UPN), but Viacom exercised its option to purchase 50% of UPN for $160 million, which is equal to about one-half of UPN's operating losses to date. With about $1.5 billion in cash and marketable securities, the Chris-Craft complex is strongly positioned to expand its operations. CCN's station group covers almost 20% of U.S. TV households.

                         ----------------------
                         Chris-Craft Industries
                         ----------------------
                                  76%
                         ----------------------
                           BHC Communications
                         ----------------------
                                  58%
                         ----------------------
                            United Television
                         ----------------------

Deere & Company (DE - $40.625 - NYSE) is the largest manufacturer of farm equipment in the world. The company's products include tractors and planting, harvesting and crop handling equipment. With bountiful harvests, farm income should show substantial increases in 1997. Global demand for U.S. wheat and other crops should further boost farm income. With raw material costs under control, Deere's near-term earnings should be impressive. Long-term prospects for farm equipment manufacturers like Deere are enhanced as incomes, diets and standards of living improve overseas. Since the U.S. government no longer restricts plantings, additional land is likely to be cultivated by the nation's farmers.

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General Electric Company (GE - $98.875 - NYSE), with an equity market valuation of over $170 billion, is the largest U.S. company. GE has passed Nippon Telegraph & Telephone Corp. to become the world's largest industrial company as well. The company is poised to become the world's most profitable company. Operating segments include aircraft engines, appliances, broadcasting (NBC), industrial products, plastic materials, power generating turbines and a hugely successful financial services business. Under Jack Welch's guidance, GE has recorded a series of impressive earnings gains which are anticipated to continue into the next century.

General Motors Corporation (GM - $55.75 - NYSE), the world's largest auto manufacturer, is materially undervalued. Its North American operations have been profitable for two years. International profits continue to grow. With Jack Smith at the helm, GM is improving the style and quality of its cars, rationalizing its production processes and greatly reducing its costs. The company is poised to outsource more of its parts, realizing lower labor costs and better quality components. Peak earnings power is likely to exceed $12 per share. A reorganization of GM along the lines of ITT and AT&T becomes an intriguing possibility.

Neiman Marcus Group, Inc. (NMG - $25.50 - NYSE) operates 27 high-fashion Neiman Marcus stores and two Bergdorf Goodman stores in New York City. NMG has an extensive mail order business. Harcourt General is the company's majority shareholder, holding more than 51% of the outstanding common equity after a recent public offering of eight million shares. The proceeds from the offering are being used to partially fund the repurchase of its outstanding preferred stock which was held by Harcourt General. Notwithstanding a disappointing Christmas selling season, Neiman Marcus is positioned to be an important participant in the trend to higher-scale consumer spending. We see earnings increasing to $2.00 per share in the next few years.

Pittway Corporation (PRY - $52.125 - NYSE; PRY'A - $53.50 - NYSE) has undergone significant changes over the past few years, selling or spinning off businesses representing half its sales volume and over 60% of its income. The company has two remaining core businesses: manufacturing and distributing professional burglar and fire alarm equipment and publishing trade magazines and directories. Its Ademco Security Group, approximately 75% of revenues, is growing rapidly. Penton Publishing is emerging from years of difficult operating conditions and operating margins are showing improvement. Pittway is also involved in real estate and other promising ventures, including a 37% interest in Cylink (Pittway owns 8.9 million shares), a leading manufacturer of encryption equipment, and a 4.5% equity interest in U.S. Satellite Broadcasting (Pittway owns 4.2 million shares), a direct-to-the-home (DTH) satellite broadcast company. PRY now has its securities listed on the New York Stock Exchange.

United Television, Inc. (UTVI - $86.125 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 58%-owned subsidiary of BHC Communications. Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1996 PMV is estimated at $126 per share, $23 of which is cash. UTVI's PMV is expected to approach $170 by the year 2000.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

     If we may borrow former N.Y. Knicks and current Miami Heat coach Pat Riley's trademarked expression, we don't think the market will "three-peat" in 1997. We see less risk and higher return potential in selected small and mid cap stocks, which are priced much more reasonably than the large cap growth stocks that benefited most from the "irrational exuberance" that so concerns Fed Chairman Greenspan. Corporate restructurings of every variety from mergers to asset sales and spin-offs will provide a tailwind for value oriented investors.

     We remind ourselves and our shareholders that investing is not a sprint but a marathon. The swift hare will shine during many stages. But, the tortoise, who carries the heavy protective shell of fundamental discipline, will triumph in the end. We will continue to do what we do best: work hard to identify fundamentally undervalued companies that will, over the long term, provide consistently attractive investment returns.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABAX. Please call us during the day for further information.

     Best wishes for a financially successful 1997!

                                                  Sincerely,




                                                  /s/ Mario J. Gabelli, CFA

                                                  MARIO J. GABELLI, CFA
                                                  Portfolio Manager and
                                                  Chief Investment Officer

February 3, 1997



     -----------------------------------------------------------------------
                            TOP TEN HOLDINGS
                            DECEMBER 31, 1996
                            -----------------

     Time Warner, Inc.                         Chris-Craft Industries, Inc.
     American Express Company                  Pittway Corporation
     United Television, Inc.                   American Brands
     General Electric Company                  Neiman Marcus Group, Inc.
     General Motors Corporation                Deere & Company
     -----------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           MARKET
    SHARES                                  COST            VALUE
    ------                                  ----            -----
              COMMON STOCKS--98.3%
              AEROSPACE--0.5%
     75,000   Honeywell, Inc. .......... $ 3,267,189    $   4,931,250
                                         -----------    -------------
              AGRICULTURE--0.3%
    130,000   Archer-Daniels-Midland
               Co. .....................   2,312,058        2,860,000
                                         -----------    -------------
              AUTOMOTIVE--1.4%
    264,500   General Motors
               Corporation..............   8,982,890       14,745,875
                                         -----------    -------------

              AUTOMOTIVE: PARTS AND ACCESSORIES--5.5%
     33,500   APS Holding Corporation,
               Class A+.................     519,250          519,250
     33,000   Borg-Warner Automotive,
               Inc......................     842,685        1,270,500
    200,000   Echlin Inc. ..............   2,607,499        6,325,000
    200,000   Federal-Mogul
               Corporation..............   3,786,560        4,400,000
    675,000   GenCorp Inc. .............   3,881,263       12,234,375
    245,000   Genuine Parts Company.....   8,476,926       10,933,125
    129,032   Handy & Harman............   1,785,529        2,258,060
    100,000   Johnson Controls, Inc. ...   2,659,139        8,287,500
     20,000   LucasVarity plc, ADR+.....     474,638          760,000
    130,000   Modine Manufacturing
               Company..................   1,259,406        3,477,500
     39,875   Myers Industries, Inc. ...     139,536          672,890
    165,000   Quaker State
               Corporation..............   2,229,022        2,330,625
     40,000   Republic Automotive Parts,
               Inc.+....................     230,625          675,000
    115,000   Standard Motor Products,
               Inc. ....................   1,008,713        1,595,625
     13,200   Superior Industries
               International, Inc. .....      76,515          305,250
    100,000   TransPro Inc. ............     784,174          912,500
    148,000   UAP Inc., Class A.........   1,601,202        1,726,333
     18,000   Wynn's International,
               Inc. ....................     344,142          569,250
                                         -----------    -------------
                                          32,706,824       59,252,783
                                         -----------    -------------

              AVIATION: PARTS AND SERVICES--3.4%
     88,000   Boeing Co. ...............   5,766,017        9,361,000
     10,000   BE Aerospace Inc.+........     193,625          271,250
    420,000   Coltec Industries Inc.+...   5,738,871        7,927,500
    101,000   Curtiss-Wright
               Corporation..............   2,532,272        5,087,875
    115,000   General Motors
               Corporation, Class H.....   5,355,433        6,468,750
     60,000   Hi-Shear Industries
               Inc. ....................     510,932          157,500
     36,100   Hudson General
               Corporation..............     972,612        1,344,725
    115,000   Precision Castparts
               Corp. ...................   4,372,225        5,706,875
                                         -----------    -------------
                                          25,441,987       36,325,475
                                         -----------    -------------
              BROADCASTING--6.0%
     13,200   BHC Communications, Inc.,
               Class A..................   1,162,780        1,338,150
    397,206   Chris-Craft Industries,
               Inc. ....................   8,421,873       16,633,001
     65,560   Chris-Craft Industries,
               Inc., Class B(a).........   1,132,465        2,745,325
    115,000   Gray Communications
               Systems, Inc., Class B...   2,212,406        1,955,000
    291,400   Grupo Televisa S.A.,
               GDR+.....................   5,953,245        7,467,125
     76,000   Liberty Corporation.......   1,759,798        2,983,000
     53,000   LIN Television
               Corporation+.............     587,795        2,239,250
     14,100   Osborn Communications
               Corporation+.............      71,426          209,958

                                                           MARKET
    SHARES                                  COST            VALUE
    ------                                  ----            -----
              BROADCASTING (CONTINUED)
    100,000   Paxson Communications
               Corporation, Class A+.... $ 1,104,809    $     787,500
     10,000   Providence Journal
               Company, Class A+........     182,037          306,250
    100,000   Renaissance Communication
               Corporation+.............   3,555,000        3,575,000
    420,000   Television Broadcasting
               Ltd. ORD.................   1,893,731        1,677,937
    247,500   United Television,
               Inc. ....................  15,847,291       21,315,938
     75,000   Westinghouse Electric
               Corp. .                     1,121,126        1,490,625
                                         -----------    -------------
                                          45,005,782       64,724,059
                                         -----------    -------------
              BUSINESS SERVICES--1.8%
     42,000   BBN Corporation+..........     926,548          945,000
     50,000   Berlitz International,
               Inc., New+...............     725,813        1,043,750
     50,000   Ecolab Inc. ..............   1,571,512        1,881,250
     12,546   Hach Company .............     148,380          238,374
     85,000   International Business
               Machines Corporation.....   4,090,224       12,835,000
     71,000   Landauer, Inc. ...........     441,367        1,739,500
     72,000   Nashua Corporation........   2,313,818          864,000
                                         -----------    -------------
                                          10,217,662       19,546,874
                                         -----------    -------------
              CABLE--3.6%
     70,000   BET Holdings, Inc., Class
               A+.......................   1,285,712        2,012,500
    160,000   Cablevision Systems
               Corporation, Class A+....   6,920,649        4,900,000
     40,000   Comcast Corporation, Class
               A........................     593,113          705,000
     35,791   Comcast Corporation, Class
               A, Special...............     663,913          637,527
    400,000   International Family
               Entertainment, Inc.,
               Class B+.................   4,832,941        6,200,000
     40,000   Shaw Communications Inc.,
               Class B..................     363,398          221,971
     30,000   Shaw Communications Inc.,
               Class B, Conv............     191,728          166,478
    100,000   TCI Satellite
               Entertainment
               Inc., Class A+...........   1,374,608          987,500
    810,000   Tele-Communications, Inc.,
               Class A+.................  12,127,597       10,580,625
    383,000   Tele-Communications,
               Inc./Liberty Media Group,
               Class A+.................   8,971,422       10,939,438
     60,000   United International
               Holdings, Inc., Class
               A+.......................     824,424          735,000
     50,000   US WEST Media Group+......     832,425          925,000
                                         -----------    -------------
                                          38,981,930       39,011,039
                                         -----------    -------------
              CLOSED-END FUNDS--0.1%
     85,322   Royce Value Trust,
               Inc. ....................     962,762        1,077,190
                                         -----------    -------------
              COMMUNICATIONS
               EQUIPMENT--0.4%
    115,000   Allen Group Inc. .........     712,812        2,558,750
     40,000   Lucent Technologies
               Inc. ....................   1,777,872        1,850,000
                                         -----------    -------------
                                           2,490,684        4,408,750
                                         -----------    -------------

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              COMMON STOCKS (CONTINUED)
              CONSUMER PRODUCTS--8.9%
    375,000   American Brands, Inc. .... $13,164,115    $  18,609,375
    400,000   Carter-Wallace, Inc. .....   6,253,615        6,250,000
    220,000   Church & Dwight Co.,
               Inc. ....................   4,983,260        5,032,500
     22,000   Culbro Corporation+.......   1,055,143        1,427,250
     45,000   Department 56, Inc.+......   1,053,389        1,113,750
     22,000   Duracell International
               Inc. ....................     625,711        1,537,250
     65,000   Eastman Kodak Company.....   3,662,540        5,216,250
    155,000   Fieldcrest Cannon,
               Inc.+....................   2,212,147        2,480,000
     70,000   First Brands
               Corporation..............     948,401        1,986,250
    215,000   General Electric
               Company..................  10,455,131       21,258,125
     50,000   Gillette Company..........   1,420,489        3,887,500
     23,000   Harley Davidson, Inc......     227,175        1,081,000
    230,000   Ralston Purina Group......   8,779,158       16,876,250
     90,000   Scotts Company, Class
               A+.......................   1,566,705        1,788,750
    120,000   Syratech Corporation+.....   2,409,981        3,780,000
    100,000   Tambrands Inc. ...........   4,083,475        4,087,500
                                         -----------    -------------
                                          62,900,435       96,411,750
                                         -----------    -------------
              CONSUMER SERVICES--0.5%
     50,000   HSN, Inc.+................   1,174,841        1,187,500
    205,000   Rollins, Inc..............   2,676,982        4,100,000
     45,000   Ticketmaster Group
               Inc.+....................     635,000          545,625
                                         -----------    -------------
                                           4,486,823        5,833,125
                                         -----------    -------------
              DIVERSIFIED
               INDUSTRIAL--3.8%
     12,000   Anixter International
               Inc.+....................     108,105          193,500
    225,000   Crane Co. ................   3,970,482        6,525,000
     76,100   GATX Corporation..........   2,443,121        3,690,850
    170,000   ITT Industries Inc. ......   2,780,236        4,165,000
    150,000   Katy Industries, Inc. ....   1,357,500        2,175,000
      6,500   Kyocera Corporation,
               ADR......................     448,062          793,000
    360,000   Lamson & Sessions Co.+....   1,947,317        2,610,000
    166,000   Lawter International,
               Inc. ....................   1,599,025        2,095,750
     75,000   Minnesota Mining and
               Manufacturing Company....   4,613,390        6,215,625
     79,000   National Service
               Industries, Inc. ........   1,844,836        2,952,625
     80,000   Thomas Industries Inc. ...   1,298,410        1,670,000
    200,000   Trinity Industries,
               Inc. ....................   2,724,402        7,500,000
                                         -----------    -------------
                                          25,134,886       40,586,350
                                         -----------    -------------
              ELECTRONICS--0.1%
      2,000   Hitachi, Ltd., ADR........     221,767          185,000
     11,000   Imation Corporation+......     224,636          309,375
     10,000   Sony Corporation, ADR.....     544,303          656,250
                                         -----------    -------------
                                             990,706        1,150,625
                                         -----------    -------------
              ENERGY--3.8%
     50,000   Atlantic Richfield
               Company..................   5,368,509        6,631,250
     35,000   British Petroleum Company
               plc, ADR.................   1,568,033        4,948,125
     50,000   Burlington Resources
               Inc. ....................   2,097,021        2,518,750
     30,000   Chevron Corporation.......   1,016,500        1,950,000
    165,000   Eastern Enterprises.......   4,444,700        5,836,875
     60,000   Enron Oil & Gas Company...     548,976        1,515,000
    105,000   Exxon Corporation.........   6,387,342       10,290,000

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              ENERGY (CONTINUED)
     20,000   Halliburton Company....... $   840,758    $   1,205,000
    120,000   Kaneb Services, Inc.+.....     361,400          390,000
     40,000   PacifiCorp................     778,355          820,000
     80,000   Southwest Gas
               Corporation..............   1,378,722        1,540,000
     30,000   Texaco Inc. ..............   1,890,875        2,943,750
                                         -----------    -------------
                                          26,681,191       40,588,750
                                         -----------    -------------
              ENTERTAINMENT--5.6%
    110,000   EMI Group plc, Sponsored
               ADR......................   1,251,853        2,611,400
    220,458   Gaylord Entertainment
               Company, Class A.........   4,548,699        5,042,977
    100,000   GC Companies, Inc.+.......   2,897,746        3,462,500
    150,000   Havas, Sponsored ADR......   2,933,915        2,568,750
     20,000   PolyGram NV...............     574,275          995,000
    690,000   Time Warner Inc. .........  20,062,217       25,875,000
     11,000   Todd-AO Corporation,
               Class A..................      30,000          112,750
    200,000   Viacom Inc., Class A+.....   4,479,891        6,900,000
    210,000   Viacom Inc., Class B+.....   5,698,160        7,323,750
     75,000   Walt Disney Company.......   3,540,448        5,221,875
                                         -----------    -------------
                                          46,017,204       60,114,002
                                         -----------    -------------
              EQUIPMENT AND SUPPLIES--11.4%
    355,000   AMETEK, Inc. .............   5,065,510        7,898,750
    100,000   AMP Incorporated..........   3,799,733        3,837,500
     22,000   Amphenol Corporation,
               Class A+.................     253,636          489,500
    195,000   AptarGroup, Inc. .........   2,813,792        6,873,750
     60,000   Caterpillar Inc. .........   1,619,251        4,515,000
     65,000   CLARCOR Inc. .............   1,239,362        1,438,125
    100,000   CTS Corporation...........   2,084,351        4,275,000
    420,000   Deere & Company...........   6,531,193       17,062,500
    230,000   Donaldson Company, Inc. ..   2,699,344        7,705,000
     40,000   EG&G Inc. ................     709,125          805,000
    163,600   Gerber Scientific, Inc. ..   1,642,712        2,433,550
    340,000   IDEX Corporation..........   4,097,480       13,557,500
     86,000   Ingersoll-Rand Company....   3,250,039        3,827,000
    200,000   Kollmorgen Corporation....   1,861,980        2,200,000
     90,000   Lufkin Industries, Inc. ..   1,627,761        2,250,000
     60,000   Manitowoc Company, Inc. ..     889,180        2,430,000
    240,000   Mark IV Industries,
               Inc. ....................   1,745,369        5,430,000
    400,000   Navistar International
               Corporation+.............   6,347,992        3,650,000
     10,000   PACCAR Inc. ..............     522,021          680,000
    120,000   Pittway Corporation.......   1,529,486        6,255,000
    241,000   Pittway Corporation,
               Class A..................   2,175,914       12,893,500
     50,000   Sequa Corporation,
               Class A+.................   1,974,636        1,962,500
     86,000   Sequa Corporation,
               Class B+.................   4,177,785        4,300,000
     84,000   SPS Technologies, Inc.+...   2,480,544        5,397,000
     21,500   TRINOVA Corporation.......     628,063          782,063
     15,000   Valmont Industries,
               Inc. ....................     242,908          618,750
                                         -----------    -------------
                                          62,009,167      123,566,988
                                         -----------    -------------
              FINANCIAL SERVICES--5.7%
          1   Al-Zar Ltd.+ (a)..........           0              350
    450,000   American Express
               Company..................  10,365,809       25,425,000
        220   Berkshire Hathaway
               Inc.+....................     874,549        7,502,000

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
     70,000   Commerzbank AG,
               Sponsored ADR............ $ 1,365,494    $   1,767,500
    140,000   Deutsche Bank AG,
               Sponsored ADR............   6,094,375        6,440,000
    100,000   H&R Block Inc. ...........   3,218,021        2,900,000
    255,000   Lehman Brothers Holdings
               Inc. ....................   4,600,725        8,000,625
     86,000   Midland Company...........   2,706,145        3,311,000
     60,000   Salomon Inc. .............   2,259,574        2,827,500
     25,000   State Street Boston
               Corporation..............     717,712        1,612,500
     20,000   SunTrust Banks, Inc. .....     424,879          985,000
     11,941   Transamerica Corporation..     583,636          944,832
      8,000   Value Line, Inc. .........     115,500          354,000
                                         -----------    -------------
                                          33,326,419       62,070,307
                                         -----------    -------------
              FOOD AND BEVERAGE--7.4%
     76,300   Brown-Forman Corporation,
               Class A..................   2,574,752        3,462,113
     74,263   Chock Full o'Nuts
               Corporation..............     451,406          371,315
     46,000   Coca-Cola Company.........     395,569        2,420,750
     17,000   CPC International Inc. ...     602,088        1,317,500
     50,000   Delchamps, Inc. ..........   1,171,317          968,750
      4,500   Farmer Brothers Company...     476,380          684,000
     62,500   General Mills, Inc. ......   1,396,165        3,960,937
     35,000   Heinz Company (H.J.)......     897,409        1,260,000
     64,000   Hershey Foods
               Corporation..............   1,360,163        2,800,000
     82,000   Kellogg Company...........   3,106,755        5,381,250
     25,000   LVHM Moet Hennessy Louis
               Vuitton, Sponsored ADR...     971,562        1,400,000
    530,000   PepsiCo, Inc. ............  11,550,232       15,502,500
    300,000   Quaker Oats Company.......   9,569,551       11,437,500
     60,000   Ralcorp Holdings, Inc.+...     895,290        1,267,500
     20,000   Rykoff-Sexton, Inc. ......     316,400          317,500
    285,000   Seagram Company Ltd. .....   8,381,697       11,043,750
     59,140   Tootsie Roll Industries,
               Inc. ....................   1,978,948        2,343,423
    300,000   Whitman Corporation.......   2,746,742        6,862,500
    130,000   Wrigley (Wm.) Jr.
               Company..................   5,904,862        7,312,500
                                         -----------    -------------
                                          54,747,288       80,113,788
                                         -----------    -------------
              HEALTH CARE--2.9%
     13,000   Amgen Inc.+...............     237,446          706,875
     20,000   Biogen, Inc.+.............     299,450          775,000
     10,000   BioWhittaker, Inc.+.......      40,787           80,000
     48,000   Chiron Corporation+.......     663,895          894,000
    100,000   Genentech, Inc.+..........   4,804,136        5,362,500
    160,000   Johnson & Johnson.........   3,213,734        7,960,000
     70,000   Mallinckrodt Group,
               Inc. ....................   2,175,407        3,088,750
     75,000   Merck & Co., Inc. ........   2,539,850        5,943,750
     85,000   Pfizer Inc. ..............   2,841,294        7,044,375
                                         -----------    -------------
                                          16,815,999       31,855,250
                                         -----------    -------------
              HOTELS/GAMING--2.8%
     35,000   Circus Circus Enterprises,
               Inc.+....................     973,791        1,203,125
     40,000   GTECH Holdings
               Corporation+.............     755,188        1,280,000
     14,000   Harrah's Entertainment
               Inc.+....................     131,836          278,250
    500,000   Hilton Hotels
               Corporation..............   6,829,916       13,062,500

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              HOTELS/GAMING (CONTINUED)
    200,000   ITT Corporation, New+..... $ 7,289,764    $   8,675,000
    200,000   Ladbroke Group plc........     522,219          791,174
    210,000   Mirage Resorts,
               Incorporated+............   1,079,227        4,541,250
     30,000   Santa Anita Realty
               Enterprises, Inc. .......     473,664          787,500
                                         -----------    -------------
                                          18,055,605       30,618,799
                                         -----------    -------------
              HOUSING RELATED--0.3%
    165,000   Nortek, Inc.+.............     659,077        3,300,000
      4,333   Nortek, Inc., Special
               Common+(a)...............      59,049           60,662
                                         -----------    -------------
                                             718,126        3,360,662
                                         -----------    -------------
              METALS AND MINING--0.6%
     34,350   Barrick Gold Corporation..     733,755          983,269
    105,000   Echo Bay Mines Ltd. ......   1,104,369          695,625
     45,000   Homestake Mining Company..     776,062          641,250
     33,000   Newmont Gold Company......   1,375,428        1,443,750
    220,000   Pegasus Gold Inc.+........   3,093,995        1,663,750
     17,500   Placer Dome Inc. .........     336,400          380,625
    200,000   Royal Oak Mines Inc.+.....     840,247          650,000
                                         -----------    -------------
                                           8,260,256        6,458,269
                                         -----------    -------------
              PAPER AND FOREST PRODUCTS--1.1%
    160,000   Greif Bros. Corporation,
               Class A..................   3,084,010        4,560,000
    115,000   St. Joe Corp. ............   3,925,871        7,475,000
                                         -----------    -------------
                                           7,009,881       12,035,000
                                         -----------    -------------
              PUBLISHING--2.9%
     75,000   American Media Inc.,
               Class A+.................     732,562          440,625
      5,000   E.W. Scripps Company,
               Class A..................      62,219          175,000
    300,000   Golden Books Family
               Entertainment, Inc.+.....   4,201,294        3,337,500
     35,000   McClatchy Newspapers,
               Inc., Class A............     723,251        1,225,000
    138,000   McGraw-Hill Companies,
               Inc. ....................   3,924,626        6,365,250
    372,000   Media General, Inc.,
               Class A..................   9,109,696       11,253,000
     45,000   Meredith Corporation......   1,821,494        2,373,750
     90,000   New York Times Company,
               Class A..................   1,419,273        3,420,000
     15,000   News Corporation Limited,
               ADS......................     255,587          313,125
     70,000   Reader's Digest
               Association, Inc.,
               Class B..................   2,793,360        2,537,500
                                         -----------    -------------
                                          25,043,362       31,440,750
                                         -----------    -------------
              REAL ESTATE--0.4%
    280,000   Catellus Development
               Corporation+.............   2,215,000        3,185,000
     12,000   Florida East Coast
               Industries, Inc. ........     631,838        1,048,500
                                         -----------    -------------
                                           2,846,838        4,233,500
                                         -----------    -------------
              RETAIL--2.1%
     46,000   Aaron Rents, Inc. ........     159,101          546,250
     20,000   Aaron Rents, Inc.,
               Class A..................      83,263          280,000

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
    160,000   Burlington Coat Factory
               Warehouse Corporation+... $ 2,109,612    $   2,080,000
    125,000   Earl Scheib, Inc.+........     885,924          875,000
     50,000   Fingerhut Companies,
               Inc. ....................     711,335          612,500
     91,000   Lillian Vernon
               Corporation..............   1,287,334        1,114,750
    675,000   Neiman Marcus Group,
               Inc.+....................   9,760,037       17,212,500
     27,500   Thorn plc, ADR+...........     357,147          470,938
                                         -----------    -------------
                                          15,353,753       23,191,938
                                         -----------    -------------
              RETAIL: FOOD AND DRUG--1.0%
     80,000   Albertson's, Inc. ........   2,645,875        2,850,000
    100,000   American Stores Company...   2,530,213        4,087,500
     46,000   Giant Food Inc.,
               Class A..................   1,565,675        1,587,000
     45,000   Kroger Co.+...............   1,043,500        2,092,500
                                         -----------    -------------
                                           7,785,263       10,617,000
                                         -----------    -------------
              SPECIALTY CHEMICAL--1.1%
     50,000   E.I. du Pont de Nemours
               and Company..............   3,122,625        4,718,750
    240,000   Ferro Corporation.........   5,146,540        6,810,000
                                         -----------    -------------
                                           8,269,165       11,528,750
                                         -----------    -------------
              TELECOMMUNICATIONS--8.5%
    120,000   Aliant Communications
               Inc. ....................   1,725,367        2,040,000
    170,000   AT&T Corp. ...............   6,333,990        7,395,000
    100,000   BC TELECOM Inc. ..........   1,768,699        2,164,944
    290,000   BCE Inc. .................   9,927,875       13,847,500
     22,500   BellSouth Corporation.....     577,998          908,437
    100,000   Cable & Wireless plc,
               Sponsored ADR............   2,083,454        2,462,500
    275,000   C-TEC Corporation+........   5,507,314        6,668,750
     46,500   C-TEC Corporation,
               Class B+.................     730,744        1,104,375
     70,000   Frontier Corporation......   1,286,117        1,583,750
     27,000   Globalstar
               Telecommunications+......     488,250        1,701,000
    235,000   GTE Corporation...........   5,019,945       10,692,500
     35,000   Hong Kong
               Telecommunications Ltd.,
               Sponsored ADR............     545,695          568,750
     55,000   Motorola, Inc. ...........     753,575        3,375,625
     25,000   Northern Telecom Limited..     941,875        1,546,875
     40,000   NYNEX Corporation.........   1,728,725        1,925,000
     15,000   Pacific Telesis Group
               Inc. ....................     404,013          551,250
    140,000   Rogers Communications,
               Inc., Class B+...........   1,259,862          997,500
     25,000   Royal PTT Nederland,
               Sponsored ADR............     668,718          946,875
     55,000   SBC Communications Inc. ..   1,400,393        2,846,250
     28,000   Southern New England
               Telecommunications
               Corporation..............     942,025        1,088,500
    180,000   Sprint Corporation........   3,495,790        7,177,500
    165,000   STET -- Societa
               Finanziaria Telefonica
               SpA, Sponsored ADR.......   3,943,073        7,321,875

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              TELECOMMUNICATIONS (CONTINUED)
  1,400,000   Telecom Italia SpA ORD.... $ 1,635,559    $   3,636,124
     98,000   Telecomunicacoes
               Brasileiras SA
               (Telebras), Sponsored
               ADR......................   2,989,234        7,497,000
     65,224   Telecomunicacoes de Sao
               Paulo SA (Telesp)+.......      10,474           14,099
  1,521,945   Telecomunicacoes de Sao
               Paulo SA (Telesp)
               Preference Shares........     190,268          329,552
     17,500   Telefonica de Espana,
               Sponsored ADR............     595,858        1,211,875
     18,000   Telefonos De Mexico SA,
               Class L, ADR.............     598,837          594,000
                                         -----------    -------------
                                          57,553,727       92,197,406
                                         -----------    -------------
              TRANSPORTATION--0.9%
    105,000   AMR Corporation+..........   6,535,020        9,253,125
                                         -----------    -------------
              WIRELESS COMMUNICATIONS--3.5%
    200,000   AirTouch Communications
               Inc.+....................   4,649,781        5,050,000
     22,500   Associated Group, Inc.,
               Class A+.................     201,448          691,875
     18,500   Associated Group, Inc.,
               Class B+.................      98,787          550,375
    398,000   Century Telephone
               Enterprises, Inc. .......   9,074,938       12,288,250
    200,000   COMSAT Corporation,
               Series 1.................   4,344,970        4,925,000
     65,000   NEXTEL Communications,
               Inc., Class A+...........     798,199          849,062
  2,400,000   Telecom Italia Mobile
               SpA......................   2,171,791        6,067,238
    150,000   Telephone and Data
               Systems, Inc. ...........   1,821,004        5,437,500
    100,000   360 degrees Communications
               Company+.................   1,285,093        2,312,500
                                         -----------    -------------
                                          24,446,011       38,171,800
                                         -----------    -------------
TOTAL COMMON STOCKS..................... 685,356,893    1,062,281,229
                                         -----------    -------------
              PREFERRED STOCKS--0.3%
              CONSUMER PRODUCTS--0.1%
     35,000   Fieldcrest Cannon, Inc.,
               Series A, 6.00%, Conv.
               Pfd., 144A(c)............   1,933,750        1,373,750
                                         -----------    -------------
              EQUIPMENT AND SUPPLIES--0.1%
     20,000   Sequa Corporation, $5.00,
               Cumulative Conv. Pfd. ...   1,538,833        1,400,000
                                         -----------    -------------
              METALS AND MINING--0.0%
     10,000   Freeport-McMoRan Inc.,
               Depository Shares, 7.00%,
               Cumulative Conv. Pfd. ...     213,000          277,500
                                         -----------    -------------
              TELECOMMUNICATIONS--0.1%
     13,500   Sprint Corporation, 8.25%,
               Conv. Pfd. ..............     430,312          484,312
                                         -----------    -------------
TOTAL PREFERRED STOCKS..................   4,115,895        3,535,562
                                         -----------    -------------

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                            MARKET
  SHARES                                  COST              VALUE
  ------                                  ----              -----
              COMMON STOCK WARRANTS--0.0%
    115,000   Jacor Communications
               Inc., Warrants,
               expires 09/18/2001+... $    301,875      $      230,000
                                      ------------      --------------

 PRINCIPAL
  AMOUNT
 ---------
              CORPORATE BONDS--0.3%
              AUTOMOTIVE PARTS AND ACCESSORIES--0.1%
$   400,000   GenCorp Inc., Conv.
               Sub. Deb., 8.00% due
               08/01/2002............      396,055             457,000
                                      ------------      --------------
              ENTERTAINMENT--0.2%
FRF 593,750   Havas, Conv. Bonds,
               Payment-in-kind, 3.00%
               due 12/31/1997........      158,702             147,759
$ 2,700,000   Viacom Inc., Sub. Deb.,
               8.00% due 07/07/2006..    1,845,888           2,608,875
                                      ------------      --------------
                                         2,004,590           2,756,634
                                      ------------      --------------
TOTAL CORPORATE BONDS................    2,400,645           3,213,634
                                      ------------      --------------

 PRINCIPAL                                                  MARKET
  AMOUNT                                  COST              VALUE
 ---------                                ----              -----
              U.S. TREASURY BILLS--2.7%
$28,935,000   4.71% to 5.06%++ due
               01/09/1997
                -- 02/06/1997........   $ 28,851,448      $   28,851,448
                                        ------------      --------------
TOTAL INVESTMENTS............. 101.6%   $721,026,756(b)    1,098,111,873
                                        ============
OTHER ASSETS AND LIABILITIES
 (NET)........................  (1.6)                        (17,472,601)
                               -----                      --------------
NET ASSETS.................... 100.0%                     $1,080,639,272
                               =====                      ==============

---------------

(a) Security fair valued by the Board of Trustees.
(b) Aggregate cost for Federal tax purposes was $722,056,749. Net unrealized appreciation for Federal tax purposes was $376,055,124 (gross unrealized appreciation was $392,187,132 and gross unrealized depreciation was $16,132,008).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at December 31, 1996 was $1,373,750, representing 0.13% of total net assets.
 +  Non-income producing security
++  Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt ADS -- American Depositary Share
FRF -- French Franc GDR -- Global Depositary Receipt ORD -- Ordinary Share

                       See Notes to Financial Statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
----------------------------------------------------------

ASSETS:
  Investments, at value (Cost
    $721,026,756)...................          $1,098,111,873
  Cash..............................                 123,772
  Receivable for investments sold...               5,327,352
  Dividends and interest
    receivable......................               1,628,996
  Receivable for Fund shares sold...                 541,221
                                              --------------
    Total Assets....................           1,105,733,214
                                              --------------
LIABILITIES:
  Payable for investments
    purchased.......................              13,849,400
  Dividend payable..................               7,676,685
  Payable for Fund shares redeemed..               2,236,593
  Payable for investment advisory
    fee.............................                 929,039
  Payable for distribution fees.....                 272,000
  Accrued expenses and other
    payables........................                 130,225
                                              --------------
    Total Liabilities...............              25,093,942
                                              --------------
    Net assets applicable to
      40,907,365 shares of
      beneficial interest
      outstanding...................          $1,080,639,272
                                              ==============

NET ASSETS CONSIST OF:
  Shares of beneficial interest at
    par value.......................          $      409,074
  Additional paid-in capital........             704,247,412
  Distributions in excess of net
    realized gain on investments....              (1,104,816)
  Net unrealized appreciation of
    investments.....................             377,087,602
                                              --------------
    Total Net Assets................          $1,080,639,272
                                              ==============
Net Asset Value, offering and
  redemption price per share
  ($1,080,639,272 / 40,907,365
  shares outstanding; unlimited
  number of shares authorized of
  $0.01 par value)..................                  $26.42
                                                       =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
----------------------------------------------------------

INVESTMENT INCOME:
  Dividend income (net of foreign
    withholding taxes of $238,039)....          $ 17,652,082
  Interest income.....................             3,042,593
                                                ------------
    Total Investment Income...........            20,694,675
                                                ------------
EXPENSES:
  Investment advisory fee.............            11,146,282
  Distribution fees...................             2,706,466
  Shareholder services fees...........               896,639
  Trustees' fees......................                64,107
  Legal and audit fees................                39,300
  Other...............................                93,976
                                                ------------
    Total Expenses....................            14,946,770
                                                ------------
NET INVESTMENT INCOME.................             5,747,905
                                                ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on securities
    sold..............................            97,354,924
  Net realized gain on foreign
    currency transactions.............                 3,292
                                                ------------
    Net realized gain on
      investments.....................            97,358,216
                                                ------------
  Net unrealized appreciation of
    securities, foreign currency and
    other assets and liabilities:
    Beginning of year.................           341,177,313
    End of year.......................           377,087,602
                                                ------------
      Change in net unrealized
        appreciation of securities,
        foreign currency and other
        assets and liabilities........            35,910,289
                                                ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS.........................           133,268,505
                                                ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.....................          $139,016,410
                                                ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 YEAR                YEAR
                                                                                                ENDED               ENDED
                                                                                               12/31/96            12/31/95
                                                                                            --------------      --------------
Net investment income....................................................................   $    5,747,905      $   10,225,688
Net realized gain on investments.........................................................       97,358,216          69,013,606
Net change in unrealized appreciation of investments.....................................       35,910,289         157,165,724
                                                                                            --------------      --------------
Net increase in net assets resulting from operations.....................................      139,016,410         236,405,018
Distributions to shareholders from:
  Net investment income..................................................................       (5,681,295)        (10,040,428)
  Net realized gain on investments.......................................................      (97,358,216)        (69,013,606)
  Distributions in excess of net realized gain on investments............................         (410,434)            (94,875)
Net decrease in net assets from Fund share transactions..................................      (46,466,539)        (47,966,474)
                                                                                            --------------      --------------
Net increase/(decrease) in net assets....................................................      (10,900,074)        109,289,635
NET ASSETS:
Beginning of year........................................................................    1,091,539,346         982,249,711
                                                                                            --------------      --------------
End of year..............................................................................   $1,080,639,272      $1,091,539,346
                                                                                            ==============      ==============

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND -- NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. The Fund commenced operations on March 3, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean between current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees.

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 1996 resulting from different book and tax accounting policies for currency gains and losses and capital gain distributions, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1996 were a decrease to undistributed net investment income of $64,802 and a decrease to distributions in excess of net realized gain on investments of $64,802.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, provides all facilities and personnel, including offices, required for its administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates. The Adviser is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during the year ended December 31, 1996.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect majority-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. The Fund will reimburse the Distributor for these expenditures up to 0.25 percent on an annual basis of the value of the Fund's average daily net assets. In addition, if and to the extent that the fee the Fund pays to the Adviser, as well as other payments the Fund makes, are considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund's shares, such payments are authorized under the Plan. For the year ended December 31, 1996, the Fund incurred distribution costs under the Plan of $2,706,466, representing 0.24 percent of the value of the Fund's average daily net assets.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, other than U.S. government and short-term securities, aggregated $158,882,028 and $297,698,687, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1996, the Fund paid brokerage commissions of $135,611 to Gabelli & Company and its affiliates.

--------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                        12/31/96                          12/31/95
                                                              -----------------------------     -----------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                              -----------     -------------     -----------     -------------
Shares sold...............................................      6,138,309     $ 168,589,644       6,338,311     $ 156,103,869
Shares issued upon reinvestment of dividends..............      3,624,998        95,772,441       2,772,475        71,391,947
Shares redeemed...........................................    (11,251,210)     (310,828,624)    (10,946,512)     (275,462,290)
                                                              -----------     -------------     ------------    -------------
Net decrease..............................................     (1,487,903)    $ (46,466,539)     (1,835,726)    $ (47,966,474)
                                                              ===========     =============     ============    =============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share amounts for a Fund share outstanding throughout each year ended December 31,

                                                               1996           1995            1994         1993         1992
                                                            ----------     ----------       --------     --------     --------
OPERATING PERFORMANCE:
Net asset value, beginning of year........................  $    25.75     $    22.21       $  23.30     $  19.88     $  17.96
                                                            ----------     ----------       --------     --------     --------
Net investment income.....................................        0.15           0.26           0.26         0.16         0.26
Net realized and unrealized gain/(loss) on investments....        3.29           5.28          (0.30)        4.18         2.41
                                                            ----------     ----------       --------     --------     --------
Total from investment operations..........................        3.44           5.54          (0.04)        4.34         2.67
                                                            ----------     ----------       --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................................       (0.15)         (0.25)         (0.25)       (0.16)       (0.25)
  Distributions in excess of net investment income........          --             --          (0.01)          --           --
  Net realized gains......................................       (2.61)         (1.75)         (0.76)       (0.76)       (0.50)
  Distributions in excess of net realized gains...........       (0.01)         (0.00)(a)      (0.03)          --           --
                                                            ----------     ----------       --------     --------     --------
Total distributions.......................................       (2.77)         (2.00)         (1.05)       (0.92)       (0.75)
                                                            ----------     ----------       --------     --------     --------
Net asset value, end of year..............................  $    26.42     $    25.75       $  22.21     $  23.30     $  19.88
                                                            ==========     ==========       ========     ========     ========

Total return*.............................................       13.4%          24.9%         (0.1)%        21.8%        14.9%
                                                            ==========     ==========       ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)........................  $1,080,639     $1,091,539       $982,250     $945,408     $632,575
  Ratio of net investment income to average net assets....        0.52%          0.95%          1.10%        0.82%        1.42%
  Ratio of operating expenses to average net assets.......        1.34%          1.33%          1.28%        1.31%        1.31%
Portfolio turnover rate...................................        14.9%          26.4%          18.7%        16.0%        14.4%
Average commission rate (per share of security)(b)........  $   0.0484            N/A            N/A          N/A          N/A

---------------

 * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.
(b) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI ASSET FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 14, 1997

--------------------------------------------------------------------------------
                  1996 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1996, the Fund paid to shareholders, on December 31, 1996, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.273 per share. Additionally, on that date, the Fund paid $2.497 per share in long-term capital gains. For 1996, 63.06% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 10.16%. Such income may be exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

--------------------------------------------------------------------------------
                                       27

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                              BOARD OF TRUSTEES

Mario J. Gabelli, CFA                           Karl Otto Pohl
Chairman and Chief                              Former President
Investment Officer                              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                             Anthony R. Pustorino
Former Senior                                   Certified Public Accountant
Vice President                                  Professor, Pace University
Dollar Dry Dock Savings Bank

Anthony J. Colavita                             Anthonie C. van Ekris
Attorney-at-Law                                 Managing Director
Anthony J. Colavita, P.C.                       BALMAC International, Inc.

James P. Conn                                   Salvatore J. Zizza
Managing Director and                           Chairman, Chief
Chief Investment Officer                        Executive Officer
Financial Security Assurance                    The Lehigh Group, Inc.
Holdings Ltd.

                       OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA                           Bruce N. Alpert
Portfolio Manager                               President and Treasurer

James E. McKee
Secretary

                                 DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                      Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------


                                                   [PICTURE OF MARIO J. GABELLI]



                                              THE

                                              GABELLI

                                              ASSET

                                              FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1996